UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

MFB Corp.
(Exact name of registrant as specified in its charter)

Indiana	0-23374	35-1907258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Edison Lakes Parkway, Suite 300, P.O. Box 528, Mishawaka, Indiana		46546
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 277-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 11, 2008, MFB Corp. (“MFB”) issued a press release announcing that at a special shareholders’ meeting held on the same date its shareholders approved the merger of MFB with and into MutualFirst Financial, Inc. (“MutualFirst”).  The press release also noted the anticipated closing date of the merger of July 18, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFB Corp.
Date: June 11, 2008

	By:	/s/ Charles J. Viater
Printed Name: Charles J. Viater
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 11, 2008